T. Rowe Price Funds

Supplement to the following Prospectuses and Summary Prospectuses, each as dated below (as supplemented):

October 1, 2020

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price U.S. High Yield Fund

May 1, 2021

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Mid-Cap Growth Fund

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price Small-Cap Stock Fund

T. Rowe Price Small-Cap Value Fund

In the summary prospectus and Section 1 of each fund’s prospectus, the disclosure under “Management” is supplemented as follows:

Effective March 7, 2022, T. Rowe Price Investment Management, Inc. (Price Investment Management) will be added as an investment subadviser to the fund.

In Section 2 of each fund’s prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective March 7, 2022, T. Rowe Price will enter into a subadvisory agreement with Price Investment Management under which Price Investment Management is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Investment Management is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for Price Investment Management is 100 East Pratt Street, Baltimore, Maryland 21202.

The date of this supplement is August 9, 2021.

G28-041 8/9/2021